… a better banking experience CU Bancorp 2016 Annual Shareholder Meeting Exhibit 99.1

Forward-Looking Statements This presentation contains certain forward-looking information about CU Bancorp (the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; legal matters could be filed against the Company and could take longer or cost more than expected to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters and drought, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans and leases or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements, changes or enforcement actions adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any capital activities cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in CU Bancorp’s public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, CU Bancorp’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. CU Bancorp assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read CU Bancorp’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by CU Bancorp with the SEC. The documents filed by CU Bancorp with the SEC may be obtained at CU Bancorp’s website at www.cubancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CU Bancorp by directing a request to: CU Bancorp c/o California United Bank, 15821 Ventura Boulevard, Suite 100, Encino, CA 91436. Attention: Investor Relations. Telephone 213-430-7038. .

Corporate Overview Established by local business owners and entrepreneurs in 2005 Nine full-service offices in Southern California footprint Serving businesses, non-profit organizations, entrepreneurs and professionals Total assets of $2.8 billion CUB is a “well capitalized” institution, as defined by federal regulations, the highest regulatory classification

Strategic Locations in Southern California San Fernando Valley 4

CUB’s Ranking by Assets in Southern California and U.S. Source: SNL.com as of June 30, 2016 CUB ranks 14th of 81 banks headquartered in the five-county area of Los Angeles, Orange, Ventura, San Bernardino and Riverside counties CUB ranks 306th of 5,947 banks in the total U.S.

Southern California is an Exceptional Environment for Middle-Market Commercial Banking 1) Source: IMF World Economic Outlook (WEO), Oct. 7, 2014 2) Source: Los Angeles Economic Development Corp. The L.A. Basin (Los Angeles, Orange, Riverside, San Bernardino and Ventura counties) is the 16th largest economy in the world1, behind Spain and Mexico and ahead of the Netherlands, Indonesia and Turkey Los Angeles County would be the 9th largest state by population Orange County would be 31st largest state in U.S. by population Five-county area is home to more than 698,899 small- and middle-market businesses2 (defined as employing 1 to 499 workers)

Relationship Banking Strategy Creates Competitive Advantage High-touch relationship management team offers what we consider “a better banking experience” for small- and medium-sized businesses Personalized and responsive service – no “800” number, customer service delivered by dedicated relationship managers Expertise in, and focus on, business banking Strong credit culture maintains solid asset quality Positioned in extraordinary market

CUB Employees Have a Strong Presence in the Community CUB employees are involved in their local communities Strong cultural value demonstrates that supporting the community is also good business CUB supports over 75 charities throughout Southern California financially and with volunteer hours Local advisory board members help identify worthy charitable organizations to support “Outstanding” CRA Rating

Strategy for Ongoing Organic Growth Operate in a highly desirable footprint in region with tremendous opportunities for growth Leverage relationship-based banking approach and superior service Focus on constantly establishing new relationships in our market Recruit experienced and connected “in market” talent Strong capital management Result: Asset CAGR of 38% from inception in 2005 through 2015

History of Growth through Opportunistic Merger/Acquisition Strong management team experienced with strategic, successful acquisitions Focus on in-market and in-state acquisitions and mergers Immediately accretive to earnings Result: Successfully completed three transactions since 2010

Shareholders of CUB Merger and Acquisition Partners Have Been Well Rewarded COSB 8/24/10 $6.00 CUNB 9/12/16 $25.21 PCBP 12/8/11 $9.00 CUNB 9/12/16 $25.21 1st Enterprise Bank (FENB) – Merger announced June 3, 2014 California Oaks State Bank (COSB) – Acquisition announced Aug. 25, 2010; Premier Commercial Bancorp (PCBP) – Acquisition announced Dec. 9, 2011 FENB 6/2/14 $16.17* CUNB 9/12/16 $25.21 *FENB share price of $21.75, adjusted to reflect effect of 1.345 shares of CUNB received in merger 320% Return 56% Return 180% Return

2Q16 Earnings – Sixth Complete Quarter of Combined Operations 2Q16 1Q16 4Q15 3Q15 2Q15 1Q15 Income Statement EPS - fully diluted $0.36 $0.35 $0.30 $0.35 $0.29 $0.23 Net Income Available to Common Shareholders (000’s) 6,338 5,984 5,210 5,970 4,955 3,927 Net Interest Income 24,249 23,478 23,102 22,402 21,273 20,642 Performance Ratios ROAA 0.92% 0.89% 0.77% 0.93% 0.82% 0.69% ROATCE 10.93% 10.75% 9.61% 11.48% 10.00% 8.23% Efficiency Ratio 55% 58% 58% 59% 61% 64%

Double-Digit Growth CUNB CUNB 2Q16 2Q15 % Change Income Statement items (000’s) Net interest income $24,249 $21,273 Non-interest income $2,975 $3,095 Net revenues $27,224 $24,368 12% Balance Sheet Items (000’s) Total Assets $2,776,433 $2,470,813 12% Total Loans $1,951,111 $1,713,004 14% Total Deposits $2,395,741 $2,137,518 12% Tangible Book Value $13.46 $11.97 12%

Outstanding Credit Quality Peer group includes California banks or bank holding companies with total assets between $1.0-3.0 billion; source: SNL. Non-performing assets to total assets ratio of CUB and peer group

Growing Visibility in Investment Community At $2.8 billion in assets; CUB is one of 9 commercial banks headquartered in Southern California and traded on NASDAQ or NYSE with total assets of $2.0 to $10.0 billion 48% institutional ownership per 2Q16 13-f filings $446 million market cap at 9/12/16 Analyst coverage by six Wall Street investment banking firms

CUNB Has Outperformed The Major Indexes Over Last 12 Months CUNB: +15.2% Dow Jones: +11.5% ABAQ (Banks): +10.5% S&P 500: +10.1% NASDAQ: +8.1% Russell 2000:+6.7%

Investment Highlights Premier community-based, business banking franchise serving large and diverse Southern California market Scarcity value of $2.8 billion “pure play” business bank in one of the country’s top markets Exceptional credit quality Opportunistic acquirer with successful history of transactions Superior operating leverage ROATCE of 11% for 2Q16

Thank You Shareholders For more information, please contact: Karen Schoenbaum, CFO (213) 430-7000 kschoenbaum@cunb.com